Exhibit 4.1


                          FIRST SUPPLEMENTAL INDENTURE

            THIS FIRST SUPPLEMENTAL INDENTURE, dated as of June 19, 2006 (this "Supplemental Indenture"), by and between Advanced Accessory Holdings Corporation, a Delaware corporation (the "Issuer"), and BNY Midwest Trust Company, an Illinois trust company, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:
                               - - - - - - - - -

            WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an Indenture, dated as of February 4, 2004 (the "Existing Indenture", and the Existing Indenture, as it may from time to time be amended, restated, supplemented, modified or otherwise changed by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the "Indenture"; capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture), which governs the terms of the Issuer's 13-1/4% Senior Discount Notes due 2011 (the "Notes");

            WHEREAS, the Issuer is a party to that certain Purchase Agreement, dated as of May 17, 2006 (the "Purchase Agreement"), among Thule AB ("Purchaser"), the Issuer, AAS Acquisition, LLC, CHAAS Acquisitions, LLC and Valley Industries, LLC, pursuant to which the Issuer and certain of its affiliates have agreed to sell and dispose of, and the Purchaser has agreed to acquire, portions of the Issuer's and its affiliates' business of designing, manufacturing, marketing and selling exterior automotive accessories, to the extent conducted by CHAAS Holdings B.V., Valley Industries, LLC and SportRack Accessories Inc. and their respective subsidiaries (the "Applicable Transaction");

            WHEREAS, in connection with, and prior to the consummation of the Applicable Transaction, the Issuer commenced a cash tender offer for any and all of the outstanding Notes and solicited consents from holders of Notes, pursuant to the Offer to Purchase and Consent Solicitation Statement, dated June 5, 2006 (the "Offer to Purchase"), to amend certain provisions of the Existing Indenture and the Notes, as contemplated hereby (the "Amendments");

            WHEREAS, pursuant to Section 9.2 of the Existing Indenture, the Issuer may amend and/or supplement the Existing Indenture and the Notes as described in the Offer to Purchase and contemplated hereby, provided that the Holders of at least a majority in principal amount at maturity of the Notes then outstanding have consented;

            WHEREAS, the Issuer has received and delivered to the Trustee consent to the Amendments from the Holders of at least a majority in aggregate principal amount at maturity of the Notes to the Amendments (collectively, the "Consents") and the Issuer has determined that it is in its best interest to agree to such Amendments;

            WHEREAS, the Issuer has been authorized by a resolution of its board of directors to enter into this First Supplemental Indenture;

            WHEREAS, all other acts and proceedings required by law, by the Existing Indenture and by the certificate of incorporation and by-laws of the Issuer to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed; and


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            WHEREAS, pursuant to Section 9.6 of the Existing Indenture, the
Trustee is authorized to execute and deliver this First Supplemental Indenture.

            NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

            That, for and in consideration of the premises herein contained and in order to effect the proposed amendments contained in the Consents, pursuant to Sections 9.2 and 9.6 of the Existing Indenture, the Issuer agrees with the Trustee as follows:

                                   ARTICLE I

                    AMENDMENT OF EXISTING INDENTURE AND NOTES

          Section 1.1 AMENDMENT OF EXISTING INDENTURE. Effective immediately upon the acceptance for payment by the Issuer pursuant to the Offer to Purchase of at least a majority in principal amount of the Notes then outstanding (determined in accordance with the provisions of Sections 2.8 and 2.9 of the Indenture) on the date hereof, this First Supplemental Indenture amends the Existing Indenture as provided for herein.

          Section 1.2 AMENDMENT OF SECTION 1.1.

               (a) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, Section 1.1 of the Existing Indenture shall be amended by deleting in their entirety the definitions of "Acquired Indebtedness," "Asset Acquisition," "Borrowing Base," "Cash Equivalents," "Consolidated EBITDA," "Consolidated Fixed Charge Coverage Ratio," "Consolidated Fixed Charges," "Consolidated Interest Expense," "Consolidated Net Income," "Consolidated Non-cash Charges," "Consolidated Tangible Assets," "Domestic Restricted Subsidiary," "Foreign Restricted Subsidiary," "Foreign Restricted Subsidiary Borrowing Base," "Independent Financial Advisor," "Interest Swap Obligations," "Investment," "Management Agreement," "Material Domestic Restricted Subsidiary," "Net Cash Proceeds," "PARI PASSU Indebtedness," "Permitted Business," "Permitted Indebtedness," "Permitted Investments," "Permitted Liens," "Permitted Sale and Leaseback Transaction," "Preferred Stock," "Purchase Money Indebtedness," "Refinance," "Refinancing Indebtedness," "Significant Subsidiary," "Subordinated Indebtedness," and "Weighted Average Life to Maturity" contained in the Existing Indenture.

               (b) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, the definition of "Guarantee" contained in Section 1.1 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

          "GUARANTEE" means a guarantee of the Notes by a Guarantor.

               (c) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, the definition of "Unrestricted Subsidiary" contained in Section 1.1 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

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          "UNRESTRICTED SUBSIDIARY" of any Person means:

          (1) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and

          (2)  any Subsidiary of an Unrestricted Subsidiary.

               The Board of Directors of the Issuer may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Issuer or any other Restricted Subsidiary of the Issuer that is not a Subsidiary of the Subsidiary to be so designated; PROVIDED that each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Issuer or any of its Restricted Subsidiaries.

               The Board of Directors of the Issuer may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing.

               Any such designation by the Board of Directors of the Issuer shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          Section 1.3 AMENDMENT OF SECTION 1.2. Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this
Article I, Section 1.2 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

               Section 1.2 OTHER DEFINITIONS.

                                                                    DEFINED IN
                                    TERM                             SECTION
               ---------------------------------------------------  ----------
               "Agent Members"....................................      2.6
               "Certificated Notes"...............................      2.1
               "Covenant Defeasance"..............................      8.3
               "Event of Default".................................      6.1
               "Foreign Person"...................................      2.6
               "Global Notes".....................................      2.1
               "Institutional Accredited Investors"...............      2.1
               "Legal Defeasance".................................      8.2
               "Mandatory Principal Redemption Amount"............      3.11
               "Notice of Acceleration"...........................      6.2
               "Offshore Certificated Notes"......................      2.1
               "Paying Agent".....................................      2.3
               "Permanent Regulation S Global Note"...............      2.1


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                                                                    DEFINED IN
                                    TERM                             SECTION
               ---------------------------------------------------  ----------
               "Private Placement Legend".........................      2.6
               "Registrar"........................................      2.3
               "Regulation S Global Note".........................      2.1
               "Rule 144A Global Note"............................      2.1
               "Special Redemption"...............................      3.8
               "Temporary Regulation S Global Note"...............      2.1
               "U.S. Certificated Notes"..........................      2.1

          Section 1.4 AMENDMENT TO ARTICLE 3. Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this
Article I, each of Section 3.9 (Repurchasing upon Change of Control Offer) and
3.10 (Repurchase upon Application of Excess Proceeds) of the Existing Indenture shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted sections shall also be deleted in their entirety.

          Section 1.5 AMENDMENT TO ARTICLE 4.

               (a) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, each of Section 4.3 (Reports), Section 4.4 (Compliance Certificate), Section 4.5 (Taxes), Section
4.6 (Stay, Extension and Usury Laws), Section 4.7 (Limitation on Restricted Payments), Section 4.8 (Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries), Section 4.9 (Limitation on Incurrence of Additional Indebtedness), Section 4.10 (Limitation on Asset Sales), Section 4.11 (Limitations on Transactions with Affiliates), Section 4.12 (Limitation on Liens), Section 4.14 (Insurance Matters), Section 4.15 (Offer to Repurchase Upon Change of Control), Section 4.16 (Additional Subsidiary Guarantees), Section
4.17 (Conduct of Business), Section 4.18 (Payment for Consent) and Section 4.19 (Limitation on Preferred Stock of Restricted Subsidiaries) of the Existing Indenture shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted sections shall also be deleted in their entirety.

               (b) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, Section 4.13 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

               Section 4.13. CONTINUED EXISTENCE.

                    Subject to Article V hereof, the Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents (as the same may be amended from time to time).

          Section 1.6 AMENDMENT OF SECTION 5.1. Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, Section 5.1 of the Existing Indenture shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted section shall also be deleted in their entirety.


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          Section 1.7 AMENDMENT OF SECTION 5.2. Pursuant to Section 9.2 of the
Existing Indenture, upon the effectiveness of the amendments set forth in this
Article I, Section 5.2 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

               Section 5.2. SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger, or any sale, lease,
               conveyance or other disposition of all or substantially all of the assets of the Issuer, the surviving entity shall succeed to and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such surviving entity had been named as the Issuer herein.

          Section 1.8 AMENDMENT OF SECTION 6.1. Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this
Article I, Section 6.1 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

               Section 6.1 EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default":

                    (a) the failure to pay interest on any Note when the same
               becomes due and payable and the default continues for a period of 30 days;

                    (b) the failure to pay the principal of any Note, when such principal becomes due and payable, at maturity, upon redemption or otherwise;

                    (c) [INTENTIONALLY OMITTED];

                    (d) [INTENTIONALLY OMITTED];

                    (e) [INTENTIONALLY OMITTED];

                    (f) the Issuer:

                        (i) commences a voluntary case under any Bankruptcy Law,

                        (ii) consents to the entry of an order for relief
               against it in an involuntary case,

                        (iii) consents to the appointment of a custodian or
               receiver of it or for all or substantially, all of its property,

                        (iv) makes a general assignment for the benefit of its
               creditors, or

                        (v) generally is not paying its debts as they become
               due; or

                    (g) a court of competent jurisdiction enters an order or
               decree under any Bankruptcy Law that:

                        (i) is for relief in an involuntary case against the
               Issuer;

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                        (ii) appoints a custodian or receiver of the Issuer or
               for all or substantially all of the property of any of the foregoing;

                        (iii) orders the liquidation of the Issuer;

                        and the order or decree remains unstayed and in effect
               for 60 consecutive days.

          Section 1.9 AMENDMENT OF SECTION 8.4. Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this
Article I, Section 8.4 of the Existing Indenture shall be amended and restated in its entirety to read as follows:

               Section 8.4.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

               The following are the conditions precedent to the application of either Section 8.2 or 8.3 hereof to the outstanding Notes:

               In order to exercise either Legal Defeasance or Covenant
               Defeasance:

               (1) the Issuer must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders cash in U.S. dollars, U.S. Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants selected by the Issuer, to pay the principal of, premium, if any, and interest on the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

               (2) [INTENTIONALLY OMITTED];

               (3) [INTENTIONALLY OMITTED];

               (4) [INTENTIONALLY OMITTED];

               (5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound;

               (6) [INTENTIONALLY OMITTED];

               (7) the Issuer shall have delivered to the Trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

               (8) [INTENTIONALLY OMITTED].

          Section 1.10 AMENDMENTS TO THE NOTES.

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               (a) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, Section 9 of the Notes and clauses (iii), (iv), and (v) of Section 13 of the Notes shall be amended and restated in their entirety to read as follows:

               9.  [INTENTIONALLY OMITTED];

               13. (iii) [INTENTIONALLY OMITTED];
                   (iv) [INTENTIONALLY OMITTED];
                   (v) [INTENTIONALLY OMITTED];

               (b) Pursuant to Section 9.2 of the Existing Indenture, upon the effectiveness of the amendments set forth in this Article I, clause (vi) of
Section 13 of the Notes shall be amended and restated in its entirety to read as follows:

                    (vi) certain events of bankruptcy or insolvency with respect to the Issuer.

                                   ARTICLE II

                                   The Trustee

          Section 2.1 PRIVILEGES AND IMMUNITIES OF TRUSTEE. The Trustee accepts the amendment of the Existing Indenture and the Notes effected by this First Supplemental Indenture and agrees to perform the same but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. The Trustee shall not be responsible for the adequacy or sufficiency of the First Supplemental Indenture, for the due execution thereof by the Issuer or for the recitals contained herein, which are the Issuer's responsibility.

                                  ARTICLE III

                            Miscellaneous Provisions

          Section 3.1 INSTRUMENTS TO BE READ TOGETHER. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Existing Indenture, and said Existing Indenture and this First Supplemental Indenture shall henceforth be read together. In case of conflict between the Existing Indenture and this First Supplemental Indenture, the provisions of this First Supplemental Indenture shall control. The Existing Indenture, as modified and amended by this Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Existing Indenture as modified and amended by this First Supplemental Indenture, the provisions of the Existing Indenture, as modified and amended by this First Supplemental Indenture, shall control.

          Section 3.2 CONFIRMATION. The Existing Indenture as amended and supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

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          Section 3.3 COUNTERPARTS. This First Supplemental Indenture may be
signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 3.4 EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 3.5 EFFECTIVENESS. The provisions of this First Supplemental Indenture will become operative immediately upon the acceptance for payment by the Issuer pursuant to the Offer to Purchase of at least a majority in principal amount of the Notes then outstanding (determined in accordance with the provisions of Sections 2.8 and 2.9 of the Indenture) on the date hereof.

          Section 3.6 GOVERNING LAW. The internal law of the State of New York shall govern and be used to construe this First Supplemental Indenture without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed as of the date first above written.



                                    ADVANCED ACCESSORY HOLDINGS
                                    CORPORATION


                                    By: /s/ Ronald J. Gardhouse
                                        ---------------------------------
                                        Name:  Ronald J. Gardhouse
                                        Title: EVP & CFO


                                    THE BNY MIDWEST TRUST COMPANY, AS
                                    TRUSTEE


                                    By: /s/ M. Callahan
                                        ---------------------------------
                                        Name:  M. Callahan
                                        Title: Vice President